UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2022

ZIVO BIOSCIENCE, INC.
(Exact name of Registrant as Specified in Its Charter)

Nevada	000-30415	87-0699977
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 East Long Lake Road, Suite 100, Bloomfield Hills, MI	48304
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 452-9866

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ZIVO	The NASDAQ Stock Market
Warrants to purchase shares of Common Stock, par value $0.001 per share	ZIVOW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 25, 2022 (the “Initial Filing”) by Zivo Bioscience, Inc. (the “Company”). This Amendment No. 1 is being filed pursuant to Item 5.02(a)(3)(iii) of Form 8-K in order to file as an exhibit an email received from Andrew Dahl (“Dahl”), a former member of the Board of Directors of the Company (the “Board”), pursuant to the opportunity to respond to the Initial Filing granted to him under Item 5.02(a)(3)(ii) of Form 8-K. The information contained in this Amendment No. 1 supplements the information contained in the Initial Filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2022, the Company received an email from Dahl, a copy of which is attached hereto as Exhibit 17 and is incorporated herein by reference. As described below, the Board and Company do not agree with certain statements contained in Dahl’s email and believe that the Company’s description of the circumstances of Dahl’s resignation, as set forth in the Initial Filing, is accurate.

•

The Company reaffirms that the Company offered Dahl the opportunity to resign from his position as Chief Executive Officer and President of the Company prior to his official termination by the Company.

•

The Company reaffirms that the Board terminated Dahl for cause.  The Company does not otherwise comment here on the details of the discussions of the Board members, which the Company considers confidential.

•

With respect to Dahl’s comments regarding the timing of its disclosure, the Company confirms that it made the Initial Filing and has made this filing within the prescribed timelines established by the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
17	Email from Andrew Dahl dated February 25, 2022
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIVO BIOSCIENCE, INC.

Dated: March 1, 2022	By:	/s/ Keith Marchiando
Keith Marchiando Chief Financial Officer, Secretary and Treasurer

3